SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                  July 29, 2004
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                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
               ---------------------------------------------------
                 (State or other jurisdiction of incorporation)


               5511                                  01-0609375
     ------------------------            ---------------------------------
     (Commission File Number)            (IRS Employer Identification No.)

         622 Third Avenue, 37th Floor, New York, NY              10017
       ----------------------------------------------         ----------
          (Address of principal executive offices)            (Zip Code)

                                 (212) 885-2500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure

         The registrant hereby files the press release identified under Item 12, and attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.     Description

99.1            Press Release dated July 29, 2004.


Item 12. Results of Operations and Financial Condition

         The registrant issued a press release on July 29, 2004, announcing its financial results for the quarter ended June 30, 2004, which press release is attached hereto as Exhibit 99.1.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASBURY AUTOMOTIVE GROUP, INC.



Date:  July 29, 2004              By:  /s/ Kenneth B. Gilman
                                       ------------------------------
                                  Name:  Kenneth B. Gilman
                                  Title:  President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.     Description

99.1            Press Release dated July 29, 2004